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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                               December 17, 1999
                Date of Report (Date of earliest event reported)


                                   8x8, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       333-15627               77-0142404
----------------------------      -----------------------    ------------------
(State or other jurisdiction      (Commission File Number     (I.R.S. Employer
      of incorporation)                                      Identification No.)

                           2445 Mission College Blvd.
                         Santa Clara, California 95054
                    (Address of principal executive offices)


                                 (408) 727-1885
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On December 17, 1999, 8x8, Inc., a Delaware corporation (the "Company") announced that it had completed a $7.5 million private placement of subordinated Series A and B convertible debentures with funds managed by an institutional investor. A copy of the Company's press release is attached hereto as Exhibit 99.1.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Exhibits.

     Exhibit Number      Description
     --------------      -----------
     99.1                Press release, dated December 17, 1999.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        8x8, INC.

Dated: December 17, 1999                By: /s/ DAVID STOLL
                                            -------------------------------
                                            David Stoll
                                            Chief Financial Officer



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                                 EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
99.1                Press release, dated December 17, 1999.